Exhibit 10(iii) (B)
MANAGEMENT AGREEMENT
ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.
THIS AGREEMENT, dated as of June 16, 2005
BETWEEN:
     ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC., a Maryland corporation (hereinafter called the “Fund”),
- and -
     ACCESS CAPITAL STRATEGIES LLC, a Massachusetts limited liability company (hereinafter called the “Manager”)
RECITES THAT:
     Whereas the Fund and the Manager have entered into a Management Agreement made as of June 15, 1998, amended as of May 23, 2003 (the “Management Agreement”); and
     Whereas the Fund and the Manager have agreed to amend the Management Agreement pursuant to Section 11 of the Management Agreement;
     Now, therefore, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:
Definitions and Interpretations
1. Unless separately defined, terms in this Agreement have the meanings attributed to them in the Management Agreement.
Amendment
2. Section 8(b) of the Management Agreement is hereby amended by deleting Section 8(b) and replacing it with the following:
"(b) When the Manager has structured a Fund investment, the Manager, under certain conditions, may receive from the Fund a 100 basis point (1.00%) investment structuring fee. Structuring fees can only be charged when an issuer of securities purchased by the Fund agrees to bear the cost of the 1% fee.”
Miscellaneous Provisions
3. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.
4. This Agreement shall be governed and construed in accordance with the laws of the State of Maryland, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act.
5. This Agreement shall take effect upon June 16, 2005.
In witness whereof the parties have caused this Agreement to be executed by their officers designated as of the day and year first above written.

ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.

By:	/s/ David F. Sand

Name: David F. Sand
Title: CEO

ACCESS CAPITAL STRATEGIES LLC

By:	/s/ David F. Sand

Name: David F. Sand
Title: President

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